[EXHIBIT 10.1]






                    STOCK PURCHASE AGREEMENT

                          by and among

LOMOND INTERNATIONAL, INC., as Buyers' Agent for and on behalf of FINK FAMILY TRUST, JOHN C. KLEINERT, HELEN KOHN, RONIT SUCOFF, WINDMERE INSURANCE COMPANY, LARRY CHIMERINE, VISION OPPORTUNITY
MASTER FUND, SHELLEY WINE, SHADOW CAPITAL, LLC, STANLEY GOLDBERG
   REVOCABLE TRUST, RALPH O. OLSON, JAYDEN J. OLSON, MARTIN A. SUMICHRAST, CINDY R. SUMICHRAST, ISABELLE M. SUMICHRAST, MARTIN
S. SUMICHRAST, II, ANDREW T. SUMICHRAST, CARLONIE G. SUMICHRAST,
            MENLO VENTURE PARTNERS, and CASTLE BISON,

                               and


           MICHAEL D'ANGELO, LAURA PALISA MUJICA, and
      LARA NICOLE SARAFIANOS, as Sellers, and C. LEO SMITH.






                       September 19, 2006

     THIS  STOCK PURCHASE AGREEMENT, ("Agreement"), dated  as  of
September 19, 2006, is entered into by and among Lomond International, Inc., a North Carolina corporation, (hereinafter "Buyers' Agent"), as Buyers' Agent for and on behalf of the purchasers reflected in Exhibit "C" attached hereto and made a part hereof (hereinafter "Buyers"), and MICHAEL D'ANGELO, LAURA PALISA MUJICA and LARA NICOLE SARAFIANOS, hereinafter referred to individually as a "Seller" and collectively as "Sellers" and C. LEO SMITH ("Smith").

     WHEREAS, Buyers desire to purchase through the Buyers' Agent, duly authorized to enter into and complete the purchase and sale transaction contemplated by this Agreement for and on behalf of the Buyers and all of them, an aggregate of 4,500,000 shares (the "Shares") of the common stock, par value $.001 per share (the "Common Stock"), of International Imaging Systems, Inc., a Delaware corporation (the "Company"), from the Sellers, and the Sellers severally desire to sell the Shares to the Buyers; and

      WHEREAS, Smith is the President and Chief Executive Officer of the Company and is willing to enter into this Agreement in order to effect the transaction contemplated hereunder which he believes will be in the best interest of the Company and its shareholders;

     NOW,  THEREFORE,  in consideration of the premises  and  the
mutual   covenants,  representations  and  warranties   contained
herein, the parties hereto do hereby agree as follows:

     1.   TRANSFER OF SHARES, CONSIDERATION AND OTHER MATTERS

     1.1  Transfer of Shares. Subject to the terms and conditions
          -------------------
of this Agreement, Sellers hereby sell, assign, transfer, convey and deliver to Buyers, and Buyers hereby purchase and acquire from Sellers, good and marketable title to the Shares, free and clear of all mortgages, liens, encumbrances, claims, equities and obligations to other persons of every kind and character except that the Shares are restricted securities as set forth in Section
4.4 hereof. The Shares constitute 56.4% of the total issued and outstanding capital stock of the Company on the date hereof. Simultaneously herewith, Sellers are delivering to Buyers cer tificates duly endorsed for transfer or accompanied by duly executed stock powers in blank, together with such other documents or instruments, if any, as may be necessary to convey the Shares to Buyers as provided herein.

     1.2   Consideration.  The purchase price  for  each  of  the
           --------------
Shares purchased by Buyers is nine cents ($.09) payable to Sellers according to the amounts set forth on Schedule 1.2 annexed hereto on the date hereof by wire transfer, or attorney trust account checks. Schedule 1.2 also contains the name of each Seller, the number of each stock certificate to be transferred by each Seller and the number of Shares represented thereby.

     2.   REPRESENTATIONS AND WARRANTIES OF SELLERS

     Sellers severally represent, warrant and covenant to and with Buyers as an inducement to Buyers to enter into this Agreement and to consummate the transaction contemplated hereby as follows:

     2.1   Authorization  of Agreement. Each of  the  Sellers  is
           ----------------------------
fully able, authorized and empowered to execute and deliver this Agreement and any other agreement or instrument contemplated by this Agreement and to perform his, her or its covenants and agreements hereunder and thereunder. This Agreement and any such other agreement or instrument, upon execution and delivery by each Seller (and assuming due execution and delivery hereof and thereof by the other parties hereto and thereto), will constitute a valid and legally binding obligation of such Seller, in each case enforceable against him, her or it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect which affect creditors' rights generally and by legal and equitable limitations on the availability of specific performance and other equitable remedies against such Seller under or by virtue of this Agreement or such other agreement or instrument.

     2.2   Ownership  of the Shares. Each of the Sellers  is  the
           -------------------------
sole record and beneficial owner of that portion of the Shares set forth opposite his, her or its name on Schedule 1.2 annexed hereto. Each of the Sellers holds his, her or its respective Shares free and clear of any lien, pledge, encumbrance, charge, security interest, claim or right of another and has the absolute right to sell and transfer such Shares to the Buyers without the consent of any other person or entity. Upon transfer of such Shares to Buyers hereunder, Buyers will acquire good and marketable title to such Shares free and clear of any lien, pledge, encumbrance, charge, security interest, claim or right of another.

     2.3    No  Sellers'  Defaults.  Neither  the  execution  and
            -----------------------
delivery of this Agreement, nor the consummation of the transaction contemplated hereby, violates any statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with, or will result in any breach of, any of the terms of, or constitute a default under or result in the termination of, or the creation of, any lien upon the Shares to be sold by each Seller pursuant to the terms of any contract or agreement to which such Seller is a party or by which such Seller or any of his, her or its respective assets is bound.

     2.4  Obligations; Authorizations. None of the Sellers is (i)
          ----------------------------
in violation of any judgment, order, injunction, award or decree which is binding on him, her or it, or any of his, her or its assets, properties, operations or business which violation, by itself or in conjunction with any other such violation, would materially and adversely affect the consummation of the transaction contemplated hereby; or (ii) in violation of any law or regulation or any other requirement of any governmental body, court or arbitrator relating to him, her or it, or to his, her or its assets, operations or businesses which violation, by itself or in conjunction with other violations of any other law, regulation or other requirement, would materially adversely affect the consummation of the transaction contemplated hereby.

     2.5   Consents.  All  requisite consents of  third  parties,
           ---------
including, but not limited to, governmental or other regulatory agencies, federal, state or municipal, required to be received by or on the part of each of the Sellers for the execution and delivery of this Agreement and the performance of their respective obligations hereunder have been obtained and are in full force and effect. Each of the Sellers has fully complied with all conditions of such consents.

      2.6  No Shareholder Loans or Other Company Debt to Sellers.
           ------------------------------------------------------
Each of the Sellers, if applicable, has cancelled any loans made by such Seller to the Company otherwise unrepaid on the date of this Agreement. In addition, each of the Sellers confirms hereby that nothing is owed to such Seller by the Company on the date of this Agreement for loans made or otherwise.

     3.   REPRESENTATIONS AND WARRANTIES OF SMITH

     Smith represents, warrants and covenants to and with Buyers, as an inducement to Buyers to enter into this Agreement and to consummate the transaction contemplated hereby, as follows:

     3.1  SEC Reports. Smith has caused the Company to deliver to
          ------------
Lomond International, Inc., a North Carolina corporation ("Lomond") as Buyer's representative, a true and correct copy of each of the following documents (the "SEC Reports") relating to the Company: (i) Annual Report on Form 10-KSB/A (Amendment No.1) for the fiscal year ended December 31, 2005, (ii) Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 and
(iii) Quarterly Reports on Form 10-QSB or 10-QSB/A for the quarters ended June 30, 2006 and March 31, 2006. The Company has been subject to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") since at least February 19, 1999 and, except for Current Reports on Form 8-K, the SEC Reports constitute all of the documents and reports that the Company was required to file with the Securities and Exchange Commission (the "SEC") during 2004, 2005 and 2006. As of their respective dates, the SEC Reports comply in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder and none of the SEC Reports contained an untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     3.2   Financial Statements. The financial statements of  the
           ---------------------
Company included in the SEC Reports (including in each case the related notes thereto) (i) are in accordance with the books and records of the Company, (ii) are correct and complete in all material respects, (iii) present fairly the financial position and results of operations of the Company as of the respective dates indicated (subject, in the case of unaudited statements, to normal, recurring adjustments, none of which were material) and
(iv) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis.

     3.3   Organization.  The Company is a  corporation  duly  or
           -------------
ganized, validly existing and in good standing under the laws of Delaware and has full power and authority to own, lease and operate its properties and to carry on its business as now being and as heretofore conducted. The Company is duly qualified as a foreign corporation in the State of Florida. The Company is not qualified or licensed to do business as a foreign corporation in any other jurisdiction and neither the location of its assets nor the nature of its business requires it to be so qualified.

     3.4   Capitalization. The total authorized capital stock  of
           ---------------
the Company is 30,000,000 shares, of which 1,000,000 are designated as preferred stock and none of which are issued or outstanding, and 29,000,000 of which are designated common stock of which 7,793,700 shares are issued and outstanding. There are no subscriptions, options or other agreements or commitments obligating the Company to issue any shares of its capital stock or securities convertible into its capital stock.

     3.5   Certificate  of  Incorporation  and  By-laws.  Annexed
           ---------------------------------------------
hereto as Schedule 3.5 is a true and complete copy of the Certificate of Incorporation and By-laws of the Company as in effect on the date hereof, certified by the Secretary of the Company in the case of the By-laws and by the Secretary of State of Delaware in the case of the Certificate of Incorporation.

     3.6  Officers and Directors. Attached hereto as Schedule 3.6
          -----------------------
is a list of the names and titles of all officers and directors of the Company, the resignations of such directors and the appointment of John Vogel, Robert C. Scherne and Vincent Finnegan to fill the resulting vacancies subject to the consummation of the transaction contemplated hereby.

     3.7  Liabilities,  etc.
          ------------------
     (a) Since July 28, 2003, the Company has filed all Federal, state and local tax returns which are required to be filed by it and all taxes shown to be due thereon (together with any applicable penalties and interest) have been paid. Since July 28, 2003, the Company has not incurred any liability for taxes except in the ordinary course of business. The Company has paid or provided adequate reserves for all taxes which have become due for all periods prior to the date of this Agreement or pursuant to any assessments received by it or which the Company is obligated to withhold from amounts owing to any employee, creditor or other third party as at, or with respect to, any period prior to the date of this Agreement. To the best knowledge of Smith, the Federal income tax returns of the Company have never been audited by the Internal Revenue Service. Except as set forth on Schedule 3.7(a) attached hereto, the Company has not waived any statute of limitations in respect of taxes, nor agreed to any extension of time with respect to a tax assessment or deficiency.

     (b) On the date hereof, there are no liabilities, debts or obligations of the Company, whether accrued, absolute, contingent or otherwise ("Liabilities").

     3.8   Absence of Certain Events. Other than as disclosed  in
           --------------------------
its SEC Reports and in Current Reports on Form 8-K, since July 28, 2003, the Company has been conducted solely in the usual and ordinary course. Without limiting the generality of the foregoing, the Company has not:

     (a) waived any right or rights of substantial value or paid, directly or indirectly, any Liability before such Liability became due in accordance with its terms; or

     (b) other than in the ordinary and usual course of business, created any Liability (whether absolute or contingent and whether or not currently due and payable), or entered into or assumed any contract, agreement, arrangement, lease (as lessor or lessee), license or other commitment otherwise than in the ordinary and usual course of business; or

     (c) purchased, sold or transferred any assets other than in the ordinary and usual course of the operations of the Company; granted any security interest or other lien or encumbrance affecting any of its assets or properties other than in the ordinary and usual course of business and in amounts not material; or amended any agreement or contract to which the Company is a party or by which its assets and properties are bound except as set forth in Schedule 3.10(c) annexed hereto.

     3.9   Adverse Developments. Except as disclosed in  its  SEC
           ---------------------
Reports, and particularly, in its Current Reports on Form 8-K, since July 28, 2003, there has been no material adverse change in the business, operations or condition (financial or otherwise) of the Company; nor has there been since such date, any damage, destruction or loss, whether covered by insurance or not, materially or adversely affecting the business, properties or operations of the Company.

     3.10 Actions and Proceedings. The Company is not subject  to
          ------------------------
any outstanding orders, writs, injunctions or decrees of any court or arbitration tribunal or any governmental department, commission, board, agency or instrumentality, domestic or foreign, against, involving or affecting the business, properties or employees of the Company or Smith's right to enter into and execute this Agreement. There are no actions, suits, claims or legal, administrative or arbitration proceedings or investigations, including any warranty or product liability claims (whether or not the defense thereof or liabilities in respect thereof are covered by policies of insurance) relating to or arising out of the business, properties or employees of the Company pending or, to the best knowledge of Smith, threatened against or affecting the Company.

     3.11.   Compliance with Laws. Since July  28,  2003,  the
             ---------------------
Company has complied in all material respects with all laws, ordinances, regulations and orders applicable to the conduct of its business, including all laws relating to environmental matters, employees and working conditions.

     3.12  Bank Accounts and Credit Cards. As of the date hereof,
           -------------------------------
the Company does not have any bank account, safe deposit box or credit or charge cards.

     4.   REPRESENTATIONS AND WARRANTIES OF BUYERS

     Buyers represent and warrant to Sellers and Smith as follows:

     4.1   Organization. Power and Authority. Each of the  Buyers
           ----------------------------------
has authorized the Buyers' Agent to execute and deliver this Agreement, and any other agreement or instrument contemplated by this Agreement, and to consummate the transaction and to perform such Buyer's obligations contemplated hereby and thereby. Buyers confirm that they have also appointed Buyers' Agent as their representative to receive the SEC Reports and the Company's Form 8-K reports and that copies thereof have been received by Buyers' Agent.

     4.2  Legal and Authorized Transaction; Authority: No Breach.
          -------------------------------------------------------
The execution and delivery by each of the Buyers of this Agreement and any other agreement or instrument contemplated by this Agreement, and the consummation of the transaction contemplated hereby and thereby, requires no specific consent or authority conferred by any third party. This Agreement, and any such other agreement or instrument, upon execution and delivery by each Buyer (and assuming due execution and delivery hereof and thereof by the other parties hereto and thereto), will constitute the legal, valid and binding obligation of such Buyer, in each case enforceable against such Buyer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect which affect creditors' rights generally and by legal and equitable limitations on the availability of specific performance and other equitable remedies against such Buyer under or by virtue of this Agreement or such other agreement or instrument. Neither the execution and delivery of this Agreement, or any such other agreement or instrument by each such Buyer, nor the consummation of the transaction contemplated hereby or thereby, will (i) violate, conflict with or result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute a default under the terms of, any mortgage, bond, indenture or material agreement to which such Buyer is a party or by which such Buyer or any of his, her or its property or assets may be bound or materially affected, (ii) violate any judgment, order, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, such Buyer or upon the securities, property or business of such Buyer, or (iii) constitute a violation by such Buyer of any applicable law or regulation of any jurisdiction as such law or regulation relates to such Buyer or to the property or business of Buyer.

     4.3   No Litigation, Etc. There is no material suit, action,
           -------------------
or legal, administrative, arbitration or other proceeding or governmental investigation pending or, to each of the Buyers' best knowledge, threatened against, materially affecting, or which will materially affect, the property of such Buyers, or to such Buyer's best knowledge does there exist any basis therefor.

     4.4   Accredited Investors; Investment Intent. Each  of  the
           ----------------------------------------
Buyers is an accredited investor as that term is defined in applicable rules and regulations and is acquiring the Shares for his, her or its own account for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part of the Shares except in compliance with all applicable provisions of the Securities Act of 1933, as amended (the "Act"), the rules and regulations promulgated by the Securities and Exchange Commission ("SEC") thereunder, and applicable state securities laws. The Shares acquired by Buyers from Sellers are "restricted securities" as that term is defined under Rule 144 of the Act, and any sales of the Shares made in reliance upon Rule 144 can be made, among other things, only in limited amounts in accordance with the terms and conditions of that Rule and will require an opinion of counsel satisfactory to the Company and Company's counsel that registration is not required under the Act or state securities laws.

     4.5  Restrictive Legend. Each Buyer understands that any and
          -------------------
all certificates representing the Shares and any and all Shares issued in replacement thereof or in exchange therefor shall bear the following legend, or one substantially similar thereto;

     "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for these shares under the Securities Act of 1933 or an opinion satisfactory to the Company's counsel that registration is not required under said Act."


     4.6 During the past five years, none of the Buyers has been:

     (1) Subject of a petition under the Federal bankruptcy laws or any state insolvency law filed by or against them, or by a receiver, fiscal agent or similar officer appointed by a court for their business or property, or any partnership in which any of them was a general partner at or within two years before the time of such filing or any corporation or business association of which any of them was an executive officer at or within two years before the time of such filing;

     (2) Convicted in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (3) The subject of any order, judgment, or decree not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any of them for, or otherwise limiting, any of the following activities:

     (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity;

     (ii) engaging in any type of business practice; and

     (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities law or Federal
Commodity laws.

      (4) The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated of any Federal or State authority barring, suspending or otherwise limiting for more than sixty (60) days either of their right to engage in any activity described in paragraph (3) (i) above, or be associated with persons engaged in any such activity.

     (5) Found by any court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any Federal or state securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

     (6) Found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal Commodities Law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.


     5.   COVENANTS AND AGREEMENTS OF THE PARTIES.

     5.1   No  Brokers. Each of the Sellers on the one  hand  and
           ------------
each of the Buyers on the other hand represent and warrant to the other that each has not employed any broker, finder or similar agent and no person or entity with which each has had any dealings or communications of any kind is entitled to any brokerage, finder's or placement fee or any similar compensation in connection with this Agreement or the transaction contemplated hereby. None of the Sellers on the one hand nor the Buyers shall have any liability or responsibility for any such or similar fee claimed.

     5.2   Expenses.  Each of the parties hereto agrees  to  bear
           ---------
his, her or its own expenses in connection with the negotiation, preparation, execution and delivery of this Agreement and the consummation of the transaction contemplated hereby.

     5.3   SEC Filings.   Buyers agree (i) to exercise their best
           ------------
efforts (a) to cause the Company to remain a reporting company under either Section 12(g) or 15(d) of the Securities Exchange Act of 1934 (the "1934 Act") and (b) to file all necessary reports with the SEC and any other regulatory body as required to maintain the Company as a current reporting Company under the 1934 Act and any other applicable rules and regulations, (ii) to cause the Company to file with the SEC a Report on Form 8-K relating to the consummation of the transaction contemplated hereunder and (iii) to provide the Sellers with one copy of such Report on Form 8-K as filed pursuant to clause (ii) above.

     5.4 Simultaneous with the execution of this Agreement, the Company will enter into a consulting agreement with each of Smith and Susan Archer substantially in the form of Exhibit "A" and "B" respectively, attached hereto.

     6.   NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

     6.1   Nature of Statements. All statements contained in  any
           ---------------------
Schedule, certificate or other instruments delivered by or on behalf of any party hereto pursuant to this Agreement, shall be deemed representations and warranties by such party.

     6.2   Survival of Representations and Warranties. Regardless
           -------------------------------------------
of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations and warranties made hereunder or pursuant hereto or in connection with the transaction contemplated hereby shall survive the execution and delivery of this Agreement and continue in effect through the first anniversary of this Agreement except that the representations and warranties set forth in Sections 2.2 shall continue in effect until the expiration of the applicable statute of limitations, and the agreements of indemnity for claims set forth in Sections 7, 8 and 9 shall survive the execution and delivery of this Agreement and continue in effect for the period during which such claims are enforceable.

     7.   INDEMNIFICATION BY SMITH.

     7.1   Claims Against the Company. Smith shall indemnify  and
           ---------------------------
hold Buyers harmless from and against any loss, damage or expense
(including reasonable attorneys' fees) caused by or arising out of any claim made against the Company:

     (i) for any foreign, Federal, state or local tax of any kind arising out of or by reason of the existence or operations of the Company, since July 28, 2003 and prior to the date of this Agreement, including, without limitation, any payroll taxes owed by the Company on account of compensation paid to any employee of the Company prior to such date;

     (ii) since July 28, 2003, in respect of transactions occurring prior to the date of this Agreement arising under the Securities Act of 1933, as amended (the "33 Act"), the Exchange
Act, or any state blue sky or securities law;

     (iii) in respect of any salary, bonus, wages or other compensation of any kind owed by the Company to its employees for services rendered on or prior to the date of this Agreement;

     (iv) for any damages to the environment caused by or arising out of any pollution resulting from or otherwise attributable to the operation of the business of the Company prior to the date of this Agreement;

     (v) in respect of any payable of the Company to the Sellers incurred prior to the date of this Agreement;

     (vi) in respect of any liability or indebtedness for borrowed money or otherwise incurred on or before the date of this Agreement except as provided in Section 3.7 hereof.

      7.2   Other  Matters. Smith shall also indemnify  and  hold
            ---------------
Buyers harmless from and against any loss, damage or expense (including reasonable attorneys' fees) caused by or arising out of (i) any breach or default in the performance by Smith of any covenant or agreement of Smith contained in this Agreement, (ii) any breach of warranty or inaccurate or erroneous representation made by Smith herein or in any Schedule, certificate or other instrument delivered by or on behalf of Smith pursuant hereto, and (iii) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal and accounting fees) incident to any of the foregoing.

     8.   INDEMNIFICATION BY SELLERS.

     8.1  Claims Against Buyers.  Each of the Sellers, severally,
          ----------------------
shall indemnify and hold Buyers harmless from and against any loss, damage or expense (including reasonable attorneys' fees) caused by or arising out of (i) any breach or default in performance by such Seller of any covenant or agreement of him, her or it contained in this agreement, (ii) any breach of warranty or inaccurate or erroneous representation made by such Seller herein or in any schedule, certificate or other instrument delivered by or on behalf of him, her or it pursuant hereto, and
(iii) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal and accounting fees) incident to any of the foregoing.


     9.   INDEMNIFICATION BY BUYERS.

     9.1   Claims  Against  Sellers. Each  of  the  Buyers  shall
           -------------------------
indemnify and hold harmless Sellers from and against all loss, damage or expense (including reasonable attorneys' fees) caused by or arising out of (i) any breach or default in the performance by such Buyer of any covenant or agreement of Buyers contained in this Agreement, (ii) any breach of warranty or inaccurate or erroneous representation made by such Buyers herein or in any certificate or other instrument delivered by or on behalf of such Buyer pursuant hereto and (iii) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal and accounting fees) incident to the foregoing.

     10.  NOTICE AND OPPORTUNITY TO DEFEND.


     10.1  Participation. Promptly after the receipt  by  Buyers,
           --------------
Sellers or Smith of notice of any action, proceeding, claim or potential claim (any of which is hereinafter individually referred to as a ("Circumstance") which could give rise to a right to indemnification under this Agreement, such party (the "Indemnified Party") shall give prompt written notice to the party or parties who may become obligated to provide indemnification hereunder (the "Indemnifying Party"). Such notice shall specify in reasonable detail the basis and amount, if ascertainable, of any claim that would be based upon the Circumstance. The failure to give such notice promptly shall relieve the Indemnifying Party of its indemnification obligations under this Agreement, unless the Indemnified Party establishes that the Indemnifying Party either had knowledge of the Circumstance or was not prejudiced by the failure to give notice of the Circumstance. The Indemnifying Party shall have the right, at its option, to compromise or defend the claim, at its own expense and by its own counsel, and otherwise control any such matter involving the asserted liability of the Indemnified Party, provided that any such compromise or control shall be subject to obtaining the prior written consent of the Indemnified Party which consent shall not be unreasonably withheld. An Indemnifying Party shall not be liable for any costs of settlement incurred without the written consent of the Indemnifying Party. If any
Indemnifying Party undertakes to compromise or defend any asserted liability, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party agrees to cooperate fully with the Indemnifying Party and its counsel in the compromise of or defense against any such asserted liability. All costs and expenses incurred in connection with such cooperation shall be borne by the Indemnifying Party, provided such costs and expenses have been previously approved by the Indemnifying Party. In any event, the Indemnified Party shall have the right at its own expense to participate in the defense of an asserted liability.

     11.  MISCELLANEOUS

     11.1.  Successors  and  Assigns.  This  Agreement  shall  be
            -------------------------
binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns. No assignment of this Agreement or of any rights hereunder shall relieve the assigning party of any of its obligations or liabilities hereunder.

     11.2  Notices. All notices or other communications  required
           --------
or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, sent prepaid overnight by Federal Express or the like, in writing, or mailed first class, postage prepaid, by certified mail, return receipt requested (mailed notices and notices sent by facsimile shall be deemed to have been given on the date sent) as follows:

     (a)  If to Sellers, as follows:
          c/o Steven A. Saide, Esq.
          158 W. 27th Street, 3rd Floor
          New York, NY 10001

     (b)  If to Buyers c/o Buyer's Agent, as follows:
          c/o Lomond International, Inc.
          11125 Colonial County Lane
          Charlotte, NC 28277
          Attention: Martin A. Sumichrast, President

          with a copy to:
          Law Office of Eugene Michael Kennedy, P.A.
          517 Southwest First Avenue
          Fort Lauderdale, Florida 33301
          Attention: Eugene Michael Kennedy, Esq.

or in any case to such other address or addresses as hereafter shall be furnished as provided in this Section 10.2 by either of the parties hereto to the other party hereto.

     11.3  Waiver; Remedies. No delay on the part of  Sellers  or
           -----------------
Buyers in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of Sellers or Buyers of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise of any other right, power or privilege hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties hereto may otherwise have at law or in equity.

     11.4 Entire Agreement. This Agreement constitutes the entire
          -----------------
agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings of the parties relating thereto.

     11.5  Amendment. This Agreement may be modified  or  amended
           ----------
only by written agreement of the parties hereto.

     11.6  Counterparts. This Agreement may be  executed  in  any
           -------------
number of counterparts, each of which shall be deemed an original but all of which together shall constitute a single instrument.

     11.7  Governing  Law. This Agreement shall be  governed  and
           ---------------
construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed entirely within the State of Florida.

     11.8 Captions. All section titles or captions contained in this Agreement, in any Schedule referred to herein or in any Exhibit annexed hereto are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the day and year first above written.


                              SELLERS:

                              /s/ Michael D'Angelo
                              -----------------------------------
                              MICHAEL D'ANGELO

                              /s/Laura Palisa Mujica
                              -----------------------------------
                              LAURA PALISA MUJICA

                              Lara Nicole Sarafianos
                              -----------------------------------
                              LARA NICOLE SARAFIANOS


                              INTERNATIONAL IMAGING SYSTEMS, INC.


                              By: /s/ C. Leo Smith
                              -----------------------------------
                              C. LEO SMITH, PRESIDENT

                              SMITH:
                              Agreed to Section 3. only:

                              /s/ C. Leo Smith
                              -----------------------------------
                              C. LEO SMITH


                              BUYERS:

                              LOMOND INTERNATIONAL, INC.


                              By: Martin A. Sumichrast
                              -----------------------------------
                              Martin A. Sumichrast, President